John Hancock Investment Trust II

Supplement dated July 1, 2014 to the current Prospectus dated March 1, 2014

John Hancock Financial Industries Fund (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus dated as noted above.

At a meeting held on June 23-25, 2014, the fund’s Board of Trustees approved revisions to the fund’s 80% investment policy of investing in U.S. and foreign financial services companies as set forth below that will take effect September 1, 2014. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size.

Effective on September 1, 2014, the Prospectus is hereby amended as follows:

In the “Principal investment strategies” section, the first, second and third paragraphs are revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly-traded limited partnerships, depositary receipts, rights, and warrants.

In managing the fund, the subadvisor focuses primarily on equity securities selection rather than industry allocation.

In choosing individual equity securities, the subadvisor uses fundamental financial analysis to identify securities that appear comparatively undervalued. The subadvisor generally gathers information about companies from interviews and company visits.

In the “Fund details — Principal investment strategies” section, the second and third paragraphs are revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly-traded limited partnerships, depositary receipts, rights, and warrants.

In managing the fund, the subadvisor focuses primarily on equity securities selection rather than industry allocation. In choosing individual equity securities, the subadvisor uses fundamental financial analysis to identify securities that appear comparatively undervalued. The subadvisor generally gathers information about companies from interviews and company visits.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust II

Supplement dated July 1, 2014 to the current Prospectus dated March 1, 2014

John Hancock Financial Industries Fund (the “fund”)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus dated as noted above.

In the “Fund details” section, under the heading “Who’s who — Investment advisor — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

Effective July 1, 2014, the fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets ($)	Annual Rate (%)
First 250 million Next 250 million Next 500 million Excess over 1 billion	0.800 0.775 0.750 0.725

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.